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    COMMON SHARES                                                                                                      COMMON SHARES
                                                  [Lexford Residential Trust Logo]
    NUMBER                                            LEXFORD RESIDENTIAL TRUST                                               SHARES
 FTB______                                                                                                                   _______
                                        INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

 THIS CERTIFICATE IS TRANSFERABLE IN                                                                                SEE REVERSE FOR
CINCINNATI, OHIO AND NEW YORK, NEW YORK                                                                          CERTAIN DEFINITIONS

                                                                                                                   CUSIP 528933 10 4


THIS CERTIFIES THAT



IS THE OWNER OF

                         FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, WITHOUT PAR VALUE, OF
   ---------------------------------------------------                         --------------------------------------------------
------------------------------------------------------LEXFORD RESIDENTIAL TRUST-----------------------------------------------------
   ---------------------------------------------------                         --------------------------------------------------
                                                        CERTIFICATE OF STOCK

transferable on the books of the Corporation in person or by duly authorized  attorney upon surrender of this  certificate  properly endorsed.
     This  certificate  and the shares  represented  hereby are issued  and shall be held  subject to all of the  provisions  of the
Declaration of Trust of the Trust as amended, filed in the office of the Secretary of State of Maryland, to all of which the holder, by acceptance  hereof  assents.  This  certificate  is not valid unless  countersigned  by the Transfer  Agent and registered by the
Registrar.
     WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:



Bradley A. Van Auken                                  LEXFORD RESIDENTIAL TRUST                                John B. Bartling, Jr.
    Secretary                                               CORPORATE SEAL                                          President
                                                              MARYLAND


[The lower right hand side of the certificate has the following information vertically typed on the certificate:

COUNTERSIGNED AND REGISTERED:
                        FIFTH THIRD BANK
                        (Cincinnati, Ohio)

                                                       TRANSFER AGENT
BY                                                      AND REGISTRAR


                                                AUTHORIZED SIGNATURE]
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                                                      LEXFORD RESIDENTIAL TRUST

     THE  CORPORATION  WILL MAIL TO THE RECORD HOLDER OF THIS  CERTIFICATE  WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF WRITTEN
REQUEST  THEREFOR,   A COPY OF THE EXPRESS TERMS OF THE SHARES  REPRESENTED BY THIS  CERTIFICATE  AND OF OTHER CLASSES AND SERIES OF
SHARES WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.

                                                    -----------------------------

     The following  abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common                                               UNIF GIFT MIN ACT-_____________ Custodian_______________
TEN ENT -as tenants by the entireties                                                            (Cust)                  (Minor)
JT TEN  -as joint tenants with right
         of survivorship and not as                                                          Under Uniform Gifts to Minors
         tenants in common                                                                   Act __________________________
                                                                                                        (State)

                                                                            UNIT TRF MIN ACT-______________ Custodian (until age___)
                                                                                                 (Cust)                      (Minor)
                                                                                             ____________ under Uniform Transfers
                                                                                                 (Minor)
                                                                                             to Minors
                                                                                             Act __________________________
                                                                                                 (State)
                               Additional abbreviations may also be used though not in the above list.

     For Value received, _________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                       PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
------------------------------------------------------------------------------------------------------------------------------------
______________________________________________________________________________________________________________________________Shares

of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, ________________________  X _________________________________________________________________________________________________
                                 X _________________________________________________________________________________________________
                                   NOTICE:  THE  SIGNATURE(S) TO THIS ASSIGNMENT MUST  CORRESPOND  WITH THE NAME(S) AS WRITTEN UPON
                                   THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                   WHATEVER.
SIGNATURE(S) GUARANTEED:
BY
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITU-
TION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT
UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

The Trust will  furnish to any holder of its Shares on request and  without  charge a full  statement  of the  designations  and nay preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or distributions, qualifications, and terms and conditions of redemption of the Shares of each class or series which the Trust is authorized to issue: the differences in the  relative  rights and  preferences  between  the Shares of each  class or series to the  extent  they have been set;  and the authority of the Board of Trustees to set the relative rights and preferences of subsequent classes or series.

The common shares  represented  by this  certificate  are subject to  restrictions  on ownership and transfer for the purpose of the
Trust's maintenance of its status as a real estate investment trust under the Internal Revenue  Code of 1986, as amended.  Transfers in contravention of such restrictions may be void ab initio. Subject to certain additional restrictions,  no Person may Beneficially
Own Common Shares in excess of 8.1% (or such other  percentage  as may be  determined  by the Board of Trustees) of the  outstanding
Common Equity Shares of the Trust (unless such Person is an Existing  Holder) and no Person may  Consecutively  Own Common shares in excess of 8.1% (or such other  percentage as may be determined by the Board of Trustees) of the outstanding  Common Equity shares of the Trust (unless such person is an Existing Constructive Holder). Any person who attempts to Beneficially Own or Constructively Own
Shares in excess of the above  limitations  must immediately  notify the Trust.  All capitalized  terms used in this legend have the meanings set forth in the Declaration of Trust, a copy of which, including the restrictions on ownership and transfer, will be sent, without charge to each Shareholder who so requests.  If the  restrictions on ownership and transfer are violated,  the Common shares represented  hereby will be  transferred  automatically  and by operation of law to a Special Trust and shall be  designated  Excess
Common Shares.
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